UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

155 East Tropicana, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-124924	20-1363044
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

115 East Tropicana Avenue, Las Vegas, NV		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 597-6076

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02                                             Results of Operations and Financial Condition.

On April 1, 2008, 155 East Tropicana, LLC (the “Company”) issued a press release announcing financial results for the fourth quarter and year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Section 8 – Other Events

Item 8.01                                             Other Events.

On April 2, 2008, the Company held an investor conference call and webcast to disclose financial results for the fourth quarter and year ended December 31, 2007. A copy of the script prepared for use at the conference is attached hereto as Exhibit 99.2. All information in the script is presented as of April 2, 2008, and the Company does not assume any obligation to correct or update said information in the future.

Section 9 – Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1 – Press release issued April 1, 2008.

Exhibit 99.2 – Script for conference call held April 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

155 EAST TROPICANA, LLC
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: April 3, 2008		Deborah J. Pierce
	Its:	Chief Financial Officer